UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF 2014 ANNUAL GENERAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
FEBRUARY 25, 2014

To the Company’s Stockholders:

Notice is hereby given that the 2014 Annual General and Special Meeting (the “Meeting”) of the stockholders of Destiny Media Technologies Inc., a Colorado corporation (the “Company”), will be held in the Cristal Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada on February 25, 2014, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.	To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2014.

3.	To hold an advisory vote on the named executive officer compensation.

4.	To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.

5.

To approve a reverse stock split of the issued and outstanding shares of the Company of up to a 1 for 5 basis. The purpose of the reverse stock split is to meet the minimum listing requirements of the NASDAQ Capital Markets.

6.	To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 6, 2014 are entitled to notice of, and to vote at, the Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

/s/ Steve Vestergaard
Steve Vestergaard,
Chief Executive Officer, President and Director
Vancouver, British Columbia
January 8, 2014

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the Meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the Meeting if you desire to do so, as your proxy is revocable at your option.

ii

DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

PROXY STATEMENT
FOR THE 2014 ANNUAL GENERAL AND SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON FEBRUARY 25, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2014 annual general and special meeting of the stockholders of the Company (the “Meeting”) to be held on February 25, 2014 at 10:00 a.m. (Pacific Time) in the Cristal Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual General and Special Meeting.

This Proxy Statement, the Notice of Annual General and Special Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s stockholders on or about January 20, 2014.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual General and Special Meeting will be brought before the Meeting. However, if other matters are properly presented before the Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on February 25, 2014. This Proxy Statement to the stockholders is available at the Company’s principal office.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on January 6, 2014 (the “Record Date”), and are entitled to vote at this Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Meeting to vote your shares.

When you sign the proxy card you appoint Steve Vestergaard, Chief Executive Officer, President and a Director of the Company, and Fred Vandenberg, Chief Financial Officer, Corporate Secretary and Treasurer, as your representatives at the Meeting. As your representatives, they will vote your shares at the Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Meeting, just in case your plans change.

If an issue comes up for vote at the Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is soliciting my vote?

The Board of Directors of the Company is soliciting your proxy to vote at the Meeting.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares in their names that are beneficially owned by others to forward to these beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the shares at the Company's discretion. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by the Company’s directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Who is entitled to attend and vote at the Meeting?

Only stockholders of the Company of record at the close of business on January 6, 2014 (the “Record Date”), will be entitled to vote at the Meeting. Stockholders entitled to vote may do so by voting those shares at the Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2014.

3.	To hold an advisory vote on the named executive officer compensation.

4.	To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.

5.

To approve a reverse stock split of the issued and outstanding shares of the Company of up to a 1 for 5 basis. The purpose of the reverse stock split is to meet the minimum listing requirements of the NASDAQ Capital Markets.

The Company will also consider any other business that properly comes before the Meeting.

How do I vote?

You have several voting options. You may vote:

-	by signing your proxy card and mailing it to the Company’s transfer agent at the address on the proxy card;
-	by signing and e-mailing your proxy card to the Company’s transfer agent for proxy voting at the e- mail address provided on the proxy card;
-	through the internet by following the instructions set out in the proxy card; and
-	by attending the Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.
Attention: Fred Vandenberg, Corporate Secretary
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company at any time before the taking of the vote at the Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company at any time before taking of the vote at the Meeting; or

(c)	attending the Meeting in person and:

(i) giving affirmative notice at the Meeting of your intent to revoke their proxy; and
(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the office of the Company as follows: Destiny Media Technologies Inc., Attention: Fred Vandenberg, Corporate Secretary, Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7. Attendance at the Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s stockholders, a quorum is equal to one-third of the shares of the Common Stock outstanding and must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Meeting or represented at the Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to stockholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. As of the Record Date, there were 52,099,327 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common stock represented at the Meeting in person or by proxy is required to approve the following proposals:

1.	To elect four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2014.

3.	To hold an advisory vote on the named executive officer compensation.

4.	To hold an advisory vote on the frequency of future advisory votes on the named executive officer compensation.

5.

To approve a reverse stock split of the issued and outstanding shares of the Company of up to a 1 for 5 basis. The purpose of the reverse stock split is to meet the minimum listing requirements of the NASDAQ Capital Markets.

Therefore, the number of votes cast at the Meeting in favor of each of the above proposals must be greater than the number of votes cast against each respective proposal.

Stockholder votes on that are conducted on an advisory basis are not binding on the Company’s Board of Directors. As such, no votes are required on to approve executive compensation or to determine the frequency of stockholder advisory votes on executive compensation.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Meeting.

What is a reverse stock split?

The reverse stock split will cause the number of all issued and outstanding shares of common stock to be reduced to a lesser number of common shares. Each issued and outstanding share of common stock shall be divided by the ratio number, up to five, as determined by the Board of Directors in its sole discretion.

Is a reverse stock split a good or bad thing?

Actually, the reverse stock split is neutral; it is neither good nor bad. The Company valuation remains the same; it is the capital structure that has changed. Many institutional investors and mutual funds have rules against purchasing a stock whose price is below some minimum and/or not listed on a nationally recognized stock exchange. The reverse stock split will assist in making the Company eligible for listing on the NASDAQ Capital Market. It is the intent of the Company to execute this reverse split in conjunction with a listing on NASDAQ Capital Market.

Why has the Board of Directors recommended a reverse stock split?

The Company is pursuing a listing on the NASDAQ Capital Market. In order to meet the NASDAQ Capital Market minimum price per share threshold, the Company needs to implement the reverse stock split.

Does the Company anticipate being listed on the NASDAQ Capital Market?

The Company’s prospective listing on the NASDAQ Capital Market is predicated on shareholder approval of the proposed reverse stock split to be voted on by the stockholders at the Meeting. There is no assurance that the stockholders will approve the reverse stock split, in which event, the Company’s ability to meeting the minimum listing requirements of NASDAQ Capital Market and ultimate listing on NASDAQ Capital Market is uncertain.

If the Stockholders approve the reverse stock split, is the listing on NASDAQ Capital Market assured?

Although the Company feels that it will meet the minimum requirements for listing on NASDAQ Capital Market, there is no assurance that the listing application will be accepted or become effective. One of the listing requirements is that the closing price of the Company’s common stock reaches a specified minimum per share. There is no assurance that the Company’s stock price will achieve the minimum amount and that the stock price will continue to meet the minimum requirement for continued listing.

Will I be entitled to appraisal rights under Colorado law?

Under Colorado Revised Statutes, the Company’s stockholders are not entitled to appraisal rights in connection with proposals.

When are the stockholder proposals due for the 2014 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2015 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is September 22, 2014; provided, however, that in the event the Company hold its 2015 annual meeting more than 30 days before or after the one year anniversary date of the 2014 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for the Company’s next annual meeting should be delivered to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Fred Vandenberg, Corporate Secretary.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four directors: Steve Vestergaard, Edward Kolic, Lawrence Langs and Yoshitaro Kumagai. At the Meeting, stockholders will elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the four nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose.

Nominees

The Board of Directors intends to nominate the four persons identified as its nominees in this proxy statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position

Steve Vestergaard	47	Director, Chief Executive Officer and President

Edward Kolic	55	Director

Lawrence W. Langs	53	Director

Yoshitaro Kumagai	66	Director

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each director for the past five years:

Steve Vestergaard. Mr. Vestergaard has been the President, Chief Executive Officer, Chairman and a Director of the Company since 1999. Mr. Vestergaard's responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vestergaard obtained a B.Sc. from the University of British Columbia in 1989. He founded Tronic Software in 1981 and Destiny Software in 1991, both as video game development companies. In 1995, the Company changed its focus to Internet technologies, going public in 1999 with streaming video and media security technology.

Edward Kolic. Mr. Kolic has been a Director of the Company since February 1999. Previously, Mr. Kolic acted as Chief Operating Officer of the Company from February 1999 to October 2001 during which time he was responsible for the Company’s overall product strategy and development of its core technologies. Mr. Kolic was the president of WonderFall Productions Inc., a computer game development company founded by Mr. Kolic, which Destiny purchased in June 1999. Prior to founding Wonderfall Productions, he was as a principal partner and vice-president of marketing for Jacqueline Conoir Designs. From 1988 until 1995, Mr. Kolic was partner and president of Target Canada Production Ltd., a company engaged in the production of documentary television, educational and information programming for the Canadian Educational Television Networks, large screen interactive presentation media and a range of communication programs for corporate, government and institutional clients. Mr. Kolic is currently the founder of Eighth Avenue Development group, which undertakes development projects in the luxury home market, multi-family residential and land development.

Lawrence J. Langs. Mr. Langs has been a Director of the Company since August 2000. Currently, Mr. Langs is an attorney at Feldman LLP and practices in the areas of intellectual property, entertainment and corporate law. Since January 1991, Mr. Langs has also served as managing director of iBusiness Partners, a private company primarily engaged in providing venture capital advice for small to mid-sized digital companies. Previously, Mr. Langs served EVP of Sale & Business Development at ACD Systems International Inc., a company formerly listed on the TSX, from July 2004 to April 2005. Mr. Langs has also served as an officer of a number of private entities, including as EVP at Musician.com for Guitar Center, SVP of business development at MP3.com, VP of business development for Sybase New Media, Investment Banker for JPMorgan/Chase/Chemical Bank in New York, and Senior Consultant for Arthur D. Little in Boston. Mr. Langs obtained a Master of Science from MIT in 1986 and a Juris Doctorate of Law from Boston University in 1986. Mr. Langs has been a member of the New York bar since 1989.

Yoshitaro Kumagai. Mr. Kumagai has been a Director of the Company since August 2001. Since 1981, Mr. Kumagai has held positions with Singer, the Imaging Division of Mead Corporation, and IDEC Corporation, where he was responsible for Japanese and US sales and operations. Subsequently, he served as President of DPA Technology and as Chairman and CEO of Vivitar Corporation, a major distributor of various camera and computer peripheral devices. Mr. Kumagai currently serves as SVP/Business Development for GestureTek, a company proving camera-enabled gesture-recognition software for presentation and entertainment systems. Mr. Kumagai holds a BS in Mechanical Engineering from Hosei University and a BS in Information Systems and Mathematics from Georgia State University.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of BDO Canada LLP, Charted Accountants, (“BDO”) audited the Company’s financial statements for the year ended August 31, 2013, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s independent registered public accounting firm for fiscal year ended August 31, 2014. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Meeting. If the stockholders do not ratify the appointment of BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s independent registered public accounting firm.

A representative of BDO is not expected to be present at the Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended August 31, 2013 and August 31, 2012 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended August 31, 2013	Year Ended August 31, 2012
Audit Fees	$107,831	$97,047
Audit Related Fees	-	-
Tax Fees	12,467	9,094
All Other Fees	-	-
Total	$120,298	$106,141

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2014.

PROPOSAL NUMBER THREE – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides that the Company’s stockholders vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Company’s named executive officers are identified in the 2013 Summary Compensation Table, and the compensation of the named executive officers is described on page 18. The Company’s executive compensation practices are designed to attract, retain and motivate executive talent, including its named executive officers, who are critical to the Company’s success. The Company is committed to sound executive compensation and corporate governance principles, working to ensure that its practices protect and further the interests of stockholders.

The Board of Directors is therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the executive compensation tables and the narrative discussion, is approved.”

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

PROPOSAL NUMBER FOUR – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is requesting your nonbinding vote on whether an advisory vote of stockholders to approve the compensation of its named executive officers as disclosed in the Proxy Statement should take place every three years, every two years or every year. For the reasons explained below, the Company is recommending that this advisory vote take place every THREE YEARS.

The Company believes that as a smaller reporting company in the development stage, having an advisory vote on executive compensation every three years would comply with regulatory requirements and minimize the expenses associated with conducting advisory votes.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A THREE-YEAR FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

PROPOSAL NUMBER FIVE – REVERSE STOCK SPLIT

On January 8, 2014, the Company announced a proposed reverse stock split (the “Reverse Split”) for the Company in connection with a proposed listing on the NASDAQ Capital Market. Stockholders are being asked to consider, and if deemed appropriate, to approve, the Reverse Split of the Company’s issued and outstanding common shares of up to one (1) post-Reverse Split share for five (5) pre-Reverse Split shares (the “Reverse Split Ratio”). The purpose of the Reverse Split is to increase the per-share market price of the Company’s common stock in order to obtain a listing on the NASDAQ Capital Market.

The Board of Directors, in its sole discretion, will have discretion to implement the Reverse Split, and, if implemented, to determine the Reverse Split Ratio, being up to one (1) post-Reverse Split share for five (5) pre-Reverse Split shares, of the Reverse Split. The Board of Directors believes that stockholder approval of a range of ratios (as opposed to approval of a specified ratio) provides the Board of Directors with maximum flexibility to achieve the purpose of the reverse stock split, being to meet the minimum price per share requirements of the NASDAQ Capital Market, and, therefore, is in the best interests of the Company and stockholders.

The reasons for the Reverse Split, and certain risks associated with the Reverse Split and related information, are described below.

Reasons for the Reverse Split

The Board of Directors believes that it is in the best interests of the Company to pursue a listing on the NASDAQ Capital Market. The sole purpose of the Reverse Split is to meet the minimum listing requirements of NASDAQ Capital Market. The benefits to listing on NASDAQ Capital Market include, among other things:

•	Immediate access to a much larger national financial market;
•	Immediate access to institutional and other large scale investors;
•	The ability to market and publicize performance and other relevant information to a much larger audience; and
•	The ability to provide our stockholders with access to a national stock exchange wherein their shares will be available to a much broader market.

The Reverse Split is subject to regulatory approval, including approval of the TSX Venture Exchange. As a condition to the approval of a reverse split of shares listed for trading on the TSX Venture Exchange, the TSX Venture Exchange requires, among other things, that a listed issuer continue to meet the TSX Venture Exchange’s “Tier Maintenance Requirements” after the Reverse Split. In order for the Company to continue to meet the applicable Tier Maintenance Requirements, the Company must have at least 150 “public stockholders” (as defined under TSX Venture Exchange policies) holding a certain minimum number of shares of common stock, each free of “resale restrictions” (as defined under TSX Venture Exchange policies), after completion of the Reverse Split.

If the resolution is approved, the Reverse Split would be implemented, if at all, only upon a determination by the Board of Directors that it is in the best interests of the Company at that time. In connection with any determination to implement the Reverse Split, the Board of Directors will set the timing for the Reverse Split to become effective, which the Board of Directors currently anticipates will be as soon as practicable following the Meeting. No further action on the part of the stockholders would be required in order for the Board of Directors to implement the Reverse Split. If the Board of Directors does not implement the Reverse Split prior to the next annual meeting of the stockholders, the authority granted by the ordinary resolution to implement the Reverse Split on these terms would lapse and be of no further force or effect. The resolution also authorizes the Board of Directors to elect not to proceed with, and abandon, the Reverse Split at any time if it determines, in its sole discretion, to do so.

Holders of Certified Shares of Common Stock

No delivery of a certificate evidencing a post-Reverse Split share will be made to a stockholder until the stockholder has surrendered the issued certificates representing its pre-Reverse Split shares. Until surrendered, each certificate formerly representing pre-Reverse Split shares shall be deemed for all purposes to represent the number of post-Reverse Split shares to which the holder is entitled as a result of the Reverse Split. No shareholder will be required to pay a transfer or other fee to exchange his, her or its pre-Reverse Split share certificate.

Beneficial Holders of Common Stock (ie. stockholders who hold in street name)

Non-registered stockholders, holding their shares of common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have various procedures for processing the Reverse Split. If a stockholder holds shares of common stock with such a bank, broker or other nominee and has any questions in this regard, the stockholder is encouraged to contact its nominee.

Certain Risks associated with the Reverse Split

The Company’s total market capitalization immediately after the proposed Reverse Split may be lower than immediately before the proposed Reverse Split

There are numerous factors and contingencies that could affect the shares of common stock price prior to or following the Reverse Split, including the status of the Company’s reported financial results in future periods, and general economic, geopolitical, stock market and industry conditions. Accordingly, the market price of the shares of common stock may not be sustainable at the direct arithmetic result of the Reverse Split, and may be lower. If the market price of the shares is lower than it was before the Reverse Split on an arithmetic equivalent basis, the Company’s total market capitalization (the aggregate value of all shares at the then market price) after the Reverse Split may be lower than before the Reverse Split.

A decline in the market price of the shares after the Reverse Split may result in a greater percentage decline than would occur in the absence of the Reverse Split, and the liquidity of the shares could be adversely affected following the Reverse Split

If the Reverse Split is implemented and the market price of the shares declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of the shares will, however, also be based on the Company’s performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of the shares could be adversely affected by the reduced number of shares of common stock that would be outstanding after the Reverse Split.

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis, which may be more difficult to sell, or require greater transaction costs per share to sell

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares on a post-split basis. “Odd lots” may be more difficult to sell, or require greater transaction costs per share to sell, than shares held in “board lots” of even multiples of 100 shares.

No Fractional Shares to be Issued

The Company does not expect to issue certificates representing fractional shares. Stockholders of record who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Split is not evenly divisible by the split ratio will be entitled to having their fractional “post-split” shares rounded up to a single share.

Effects of the Reverse Split on the Shares of Common Stock

If approved and implemented, the Reverse Split will occur simultaneously for all of the shares of common stock and the split ratio will be the same for all of such shares. Except for any variances attributable to fractional shares, the change in the number of issued and outstanding shares of common stock that will result from the Reverse Split will cause no change in the capital attributable to the shares of common stock and will not materially affect any stockholder's percentage ownership in the Company, even though such ownership will be represented by a smaller number of shares.

In addition, the Reverse Split will not materially affect any stockholder’s proportionate voting rights. Each share of common stock outstanding after the Reverse Split will be entitled to one vote and will be fully paid and non-assessable.

Upon the implementation of the Reverse Split, the number of shares of the Company’s common stock available for issuance will increase significantly because the Reverse Split will not result in a reduction of the number of shares of authorized but unissued common stock. The following table shows the number of shares that would be (a) issued and outstanding, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants and (c) authorized but unreserved for issuance, upon the implementation of the Reverse Split at each ratio from one-for-two to one-for-five based on the Company’s capitalization as of January 6, 2014.

	Shares Issued and Outstanding	Shares Authorized and Reserved for Issuance	Shares Authorized but Unissued	Total Authorized
As of January 6, 2014	52,099,327	1,850,000	47,900,673	100,000,000
If 1 for 2 Reverse Split Enacted	26,049,663	925,000	73,025,337	100,000,000
If 1 for 3 Reverse Split Enacted	17,366,442	616,666	82,016,892	100,000,000
If 1 for 4 Reverse Split Enacted	13,024,831	462,500	86,512,669	100,000,000
If 1 for 5 Reverse Split Enacted	10,419,865	370,000	89,210,135	100,000,000

Effects of the Reverse Split on Options and Convertible Securities

Based upon the Reverse Split Ration determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options or other convertible securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options or other convertible securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Split Ratio determined by the Board of Directors, as will the number of any shares remaining available for grant under the Company’s stock option plans at the time of the Reverse Split.

Procedure for Implementing the Reverse Split

If the stockholders approve the Reverse Split, upon filing of documentation with the Financial Industry Regulatory Authority (FINRA) and the Company’s transfer agent, the Reverse Split will become effective. After the Reverse Split becomes effective, the shares of the Company’s common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify the Company’s equity securities.

Dissent Rights

Under Colorado Revised Statutes, the Company’s stockholders are not entitled to dissent rights in connection with the Reverse Split.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS HAT STOCKHOLDERS VOTE “FOR” THE REVERSE STOCK SPLIT.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange, which requires the Company to have a minimum of two independent directors. Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), which the Company is subject, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Lawrence J. Langs and Edward Kolic are independent directors of the Company, as aside from shares held by them, they have no ongoing interest or relationship with the Company other than serving as a director. Steven E. Vestergaard is not an independent director because of his position as the Company’s President and Chief Executive Officer, and Yoshitaro Kumagai is not an independent director as he provides consulting services to the Company.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2013, the Company’s Board of Directors held one meeting and various matters were approved by consent resolution of the entire board and its audit committee had one meeting. All directors are expected to attend the Meeting and their attendance is recorded in the minutes.

Audit Committee

Composition

The Company’s audit committee consists of Edward Kolic, Lawrence J. Langs and Yoshitaro Kumagai, two of which are independent. Management believes that the audit committee members are collectively capable of analyzing and evaluating the financial statements and understanding internal controls and procedures for financial reporting.

The Board of Directors has determined that it does not have an audit committee member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. In addition, management believes that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in the Company’s circumstances.

Audit Committee Oversight

At no time since the commencement of the Company’s most recent completed financial year has a recommendation of the Audit Committee to nominate or compensate an external auditor not been adopted by the Board of Directors.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee has adopted specific policies and procedures for the engagement of non-audit services as described above under the heading “Proposal Number Two – Ratification of Selection of Independent Registered Public Accounting Firm – Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors”.

Exemption

The Audit Committee has relied on an exemption under Part 6.1 of NI 52-110.

Compensation Committee

The Company does not have a compensation committee.

The Board of Directors conducts reviews with regard to the compensation of the directors and the Chief Executive Officer once a year. To make its recommendations on such compensation, the Board of Directors takes into account the types of compensation and the amounts paid to officers of comparable publicly traded companies

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Company. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Company. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Stockholder Nomination of Directors

Stockholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Corporate Secretary. A stockholder’s nomination must contain:

-	A statement that the writer is a stockholder and is proposing a candidate for consideration by the board of directors;

-	The name of and contact information for the candidate;

-	A statement of the candidate’s business and educational experience;

-	Information regarding each of the factors listed above, sufficient to enable the board of directors to evaluate the candidate;

-	A statement detailing any relationship or understanding between the proposing stockholder and the candidate;

-	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

-

A statement of the number of shares of the Company’s common stock that the nominating stockholder holds of record or in which stockholder has a beneficial interest and the number of such shares that have been held for more than one year.

Directorships

None of the Company’s directors are currently directors/officers of other reporting issuers.

Orientation and Continuing Education

The Board of Directors provides an overview of the Company’s business activities, systems and business plan to all new directors. New director candidates have free access to any of the Company’s records, employees or senior management in order to conduct their own due diligence and will be briefed on the strategic plans, short, medium and long term corporate objectives, business risks and mitigation strategies, corporate governance guidelines and existing policies of the Company. The directors are encouraged to update their skills and knowledge by taking courses and attending professional seminars.

Ethical Business Conduct

The Board of Directors believes good corporate governance is an integral component to the success of the Company and to meet responsibilities to stockholders. Generally, the Board of Directors has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board of Directors in which the director has an interest have been sufficient to ensure that the Board of Directors operates independently of management and in the best interests of the Company.

The Board of Directors is also responsible for applying governance principles and practices, and tracking development in corporate governance, and adapting “best practices” to suit the needs of the Company. Certain of the directors of the Company may also be directors and officers of other companies, and conflicts of interest may arise between their duties. Such conflicts must be disclosed in accordance with, and are subject to such other procedures and remedies as applicable under the Colorado Business Corporations Act.

Assessments

The Board of Directors has not implemented a process for assessing its effectiveness. As a result of the Company’s small size and the Company’s stage of development, the Board of Directors considers a formal assessment process to be inappropriate at this time. The Board of Directors plans to continue evaluating its own effectiveness on an ad hoc basis.

The Board of Directors does not formally assess the performance or contribution of individual Board members or committee members.

Stockholder Communication with the Board of Directors

Stockholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Fred Vandenberg, Treasurer & Corporate Secretary, Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver BC V6B 4N7 and identify themselves as a stockholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to Steve Vestergaard, the following person is an executive officer of the Company:

Fred Vandenberg. Mr. Vandenberg has been the Company’s Chief Financial Officer, Treasury and Corporate Secretary since July 2007. Mr. Vandenberg's core responsibilities include leading the accounting, treasury, strategic planning, financial controls and financial reporting functions of the Company. Mr. Vandenberg has over 17 years of public accounting experience in tax advisory services, mergers and acquisitions, and financial reporting. Mr. Vandenberg completed the Canadian Institute of Chartered Accountant's "In-depth" taxation program while with Ernst & Young in 1998. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Accountant in Ontario.

There are no family relationships between Mr. Vandenberg and any other director or executive officer. Mr. Vandenberg is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal years ended August 31, 2013 and 2012.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards (1)	Non- Equity Incentive Plan Compen- sation	Non- qualified Deferred Compen- sation Earnings	All Other Compen- sation ($)(2)	Total ($)
Steven Vestergaard (3) President, Chief Executive Officer and Director	2013 2012	257,322 257,582	- -	- -	Nil 8,731	- -	- -	12,866 Nil	270,188 266,313
Frederick Vandenberg (4) Chief Financial Officer, Treasurer and Secretary	2013 2012	207,837 208,047	- -	- -	Nil 4,366	- -	- -	10,392 10,402	218,229 222,815

Notes:

(1)

For a description of the methodology and assumptions used in valuing the option awards granted to our named executive officers and directors during the year ended August 31, 2012, please review Note 5 to the audited financial statements included the Company’s Annual Report on Form 10-K.

(2)

The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein. Other compensation for Mr. Vestergaard and Mr. Vandenberg includes participation in the employee share purchase plan described below under long term incentive plans.

(3)	All salaries paid to Mr. Vestergaard are paid in Canadian dollars.
(4)	All salaries paid to Mr. Vandenberg are paid in Canadian dollars.
(5)

Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.9897 US dollars for each 1.00 Canadian dollar during the 2013 fiscal year. Compensation is stated in United States dollars and is based on an exchange rate of 0.9907 US dollars for each 1.00 Canadian dollar during the 2012 fiscal year.

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes equity awards to the Company’s Named Executive Officers outstanding as of August 31, 2013.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Steve Vestergaard	300,000	0	N/A	0.50	Jan 19/2014
Fred Vandenberg	150,000 150,000 150,000	0 0 0	N/A N/A N/A	0.50 0.50 0.25	Jan 31/2015 Jan 19/2014 Jun 02/2014

Director Compensation

The following table summarizes compensation paid to the Company’s directors during the fiscal year ended August 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Other Annual Compensation ($)(1)	Total ($)
Yoshitaro Kumagai	Nil	Nil	Nil	36,500	36,500
Lawrance J. Langs	Nil	Nil	Nil	12,500	12,500
Edward Kolic	Nil	Nil	Nil	Nil	Nil

Note:

(1)

All other compensation for Mr. Kumagai and Mr. Langs includes participation in the employee share purchase plan described above under long term incentive plans and $24,000 for consulting fees for Mr. Kumagai.

(2)	As of August 31, 2013, 150,000 stock options with exercise price of $0.50 per share and expiry date of January 19, 2014 are each held by Mr. Kumagai, Mr. Langs and Mr. Kolic
(3)	Compensation is stated in United States dollars and compensation was provided in Canadian dollars.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Lawrence J. Langs, a director of the Company, filed a Form 4 late during the fiscal year ended August 31, 2013. Mr. Langs and Yoshitaro Kumagai, a director of the Company, have not filed Form 3’s. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on the Company’s review of the copies of such forms received by it, the Company believes that during the fiscal year ended August 31, 2013 all such filing requirements were complied with other than as set forth above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the commencement of the fiscal year ended August 31, 2012, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company:

(i)	Any directors or executive officers of the Company;
(ii)	Any person proposed as a nominee for election as a director;

(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company’s outstanding shares of common stock; and
(iv)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of January 6, 2014 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Steven Vestergaard President, Chief Executive Officer and Director	11,624,077 Shares(6) (direct)	21.61%
Common Stock	Frederick Vandenberg Chief Financial Officer, Treasurer and Corporate Secretary	995,706 Shares(2) (direct)	1.90%
Common Stock	Edward Kolic Director	371,300 Shares(3) (direct)	*
Common Stock	Lawrence J. Langs Director	450,418 Shares(4) (direct)	*
Common Stock	Yoshitaro Kumagai Director	625,079 Shares(5) (direct)	1.20%
Common Stock	All Directors and Officers (five persons)	14,066,580 Shares	26.39%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON STOCK
Common Stock	Steve Vestergaard 750 – 650 W. Georgia Street Vancouver, BC V6B 4N7	11,624,077 Shares(6) (direct)	21.61%

Notes:
*               Less than 1%.

(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of such shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on January 6, 2014. As of January 6, 2014, there were 52,099,327 shares of our common stock issued and outstanding.

(2)	Consists of 545,706 shares held by Mr. Vandenberg and 450,000 shares that may be acquired upon the exercise of stock options held by Mr. Vandenberg.

(3)	Consists of 221,300 shares held by Mr. Kolic and 150,000 shares that may be acquired upon the exercise of stock options held by Mr. Kolic.

(4)	Consists of 300,418 shares held by Mr. Langs and 150,000 shares that may be acquired upon the exercise of stock options held by Mr. Langs.

(5)	Consists of 475,079 shares held by Mr. Kumagai and 150,000 shares that may be acquired upon the exercise of stock options held by Mr. Kumagai.

(6)	Consists of 11,324,077 shares held by Mr. Vestergaard and 300,000 shares that may be acquired upon the exercise of stock options held by Mr. Vestergaard.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2013 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Corporate Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

Date: January 8, 2014
/s/ Steve Vestergaard

STEVE VESTERGAARD
Chief Executive Officer, President and Director

PROXY
ANNUAL MEETING OF THE STOCKHOLDERS OF
DESTINY MEDIA TECHNOLOGIES INC.
(the "Company")

TO BE HELD AT:

The CRISTAL ROOM, METROPOLITAN HOTEL, 645 HOWE STREET, VANCOUVER, BC CANADA V6C 2Y9 ON FEBRUARY 25, 2014 AT 10:00 AM (PACIFIC STANDARD TIME)

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints Steve Vestergaard, Chief Executive Officer, President and a director of the Company, or failing this person, Fred Vandenberg, Chief Financial Officer, Secretary and Treasurer of the Company, or in place of the foregoing, ___________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Annual General and Special Meeting and Proxy Statement)

		For	Withhold
1.	Proposal 1: Election of Directors:
	Steve Vestergaard	____________	____________
	Edward Kolic	____________	____________
	Lawrence Langs	____________	____________
	Yoshitaro Kumagai	____________

		For	Against	Abstain
2.	Proposal 2: To Ratify Appointment of BDO Canada LLP as the Company’s Independent Registered Public Accounting Firm	____________	____________	____________

3.	Proposal 3: Advisory Vote on Named Executive Officer Compensation	____________	____________	____________

		Every Third	Every Second Year	Every First Year	Abstain
4.	Proposal 4: Advisory Vote on Frequency of Vote on Named Executive Officer Compensation	____________	____________	____________	____________

		For	Against	Abstain
5.	Proposal 5: Reverse Stock Split of up to a 1 for 5 basis.	____________	____________	____________

The undersigned Registered Stockholder hereby revokes any proxy
previously given to attend and vote at said Annual Meeting.	Number of Shares
Represented by Proxy: ____________________________________
SIGN HERE: ____________________________________
THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.
Please Print Name: ____________________________________	SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE
Date: ____________________________________

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.
2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.
5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Annual General and Special Meeting, this proxy form must be received at the office of the Company’s transfer agent, Transfer Online, Inc., by mail, email or online voting no later than February 23, 2013 at 10:00 a.m. (Pacific Standard Time) or may be accepted by the Chairman of the Annual General and Special Meeting prior to the commencement of the Annual General and Special Meeting. The voting instructions are:

VOTE BY INTERNET

Go online at www.transferonline.com/proxy and cast your ballot electronically, in accordance with the following instructions.

Your Proxy ID is: ***                    Your Authorization Code is: ***************

Instructions for voting electronically:

1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

VOTE BY MAIL OR E-MAIL
Transfer Online, Inc.
512 SE Salmon Street
Portland, Oregon USA 97214
Email: kate@transferonline.com